COLUMBIA ACORN TRUST

Supplement dated March 1, 2019

to the Prospectus and Summary Prospectus dated May 1, 2018, as supplemented, for the each of the following Funds (each a “Fund”):

Columbia Acorn Fund
Columbia Acorn International
Columbia Acorn International Select
Columbia Acorn Select
Columbia Acorn USA
Columbia Thermostat Fund
Columbia Acorn Emerging Markets Fund
Columbia Acorn European Fund

Effective immediately, the Funds have new mailing addresses, as shown below, and the Fund’s prospectuses and summary prospectuses are supplemented accordingly. All references to the Funds’ previous mailing addresses throughout each Fund’s prospectus and summary prospectus are hereby removed and replaced in their entirety with the Funds’ new mailing addresses.

Mail received at the Funds’ previous address will be forwarded to the Funds’ new address and will not be processed until received in “good form” at the new address. Please be aware that this may affect your trade date for transaction requests, which may negatively impact the value of your purchase or sale transaction.

	Previous Address	New Address

Regular Mail:	Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104

Express Mail:	Columbia Management Investment Services Corp. c/o DST Asset Manager Solutions, Inc. 30 Dan Road, Suite 8081 Canton, MA 02021-2809	Columbia Management Investment Services Corp. c/o DST Asset Manager Solutions, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407

Shareholders should retain this Supplement for future reference.

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